EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jinghe Zhang, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K (Amendment No. 2) of Joway Health Industries Group Inc. for the fiscal year ended December 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K (Amendment No. 1) fairly presents, in all material respects, the financial condition and results of operations of Joway Health Industries Group Inc.

Date: February 23, 2012

By:	/S/ Jinghe Zhang
Jinghe Zhang
Chief Executive Officer (Principal Executive Officer)